UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2013

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE
On October 1, 2013, Ashford Hospitality Trust, Inc. (the “Company”) announced an update to investors on the anticipated timing of the previously announced spin-off of Ashford Hospitality Prime, Inc. (“Ashford Prime”). The Company currently expects to complete the spin-off sometime during the fourth quarter of this year.

The Company has also prepared a new Ashford Prime Questions and Answers Presentation that is available on the Company’s website at www.ahtreit.com both on the front page and under the "Investors" tab in the "Presentations" section . The press release is attached hereto as Exhibit 99.1 and the Ashford Prime Questions and Answers Presentation is attached hereto as Exhibit 99.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number

99.1	Press Release of the Company, dated October 1, 2013, furnished under Item 7.01.

99.2	Ashford Prime Questions and Answers Presentation, furnished under Item 7.01.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2013

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel